UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

FELCOR LODGING TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-14236 (Commission File Number)	75-2541756 (IRS Employer Identification No.)

545 E. John Carpenter Freeway Suite 1300 Irving, Texas (Address of principal executive offices)	75062 (Zip Code)

Registrant’s telephone number, including area code: (972) 444-4900

(Former name or former address, if changed since last report)

Item 5. Other Events

     Institutional Shareholder Services (“ISS”) has requested that FelCor Lodging Trust Incorporated (“FelCor”) provide it with additional information about fees that FelCor paid to its independent auditors, PricewaterhouseCoopers, LLC (“PwC”) and reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that FelCor publish this information either in a Form 8-K filing or in a press release. Set forth below is the supplemental information requested by ISS:

Fees Paid to Independent Auditors

     The following table sets forth supplemental information concerning fees billed by PwC for services rendered to FelCor for the fiscal year ended December 31, 2003:

Audit fees	$337,000
Audit-related fees	99,165
Tax fees-preparation and compliance	417,627

Total audit, audit related and tax preparation and compliance fees	853,792

Other non-audit fees:
Tax fees – other(1)	178,152

All other fees	—

Total – other fees	178,152

Total – fees	$1,031,944

(1) Tax fees – other includes tax consulting on state tax audits of $83,969, tax planning of $80,628, and other tax advise of $13,555.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED
Date: May 3, 2004	By:	/s/ Lawrence D. Robinson
		Name:	Lawrence D. Robinson
		Title:	Executive Vice President and General Counsel